MUNIHOLDINGS
                                                                   CALIFORNIA
                                                                   INSURED
                                                                   FUND, INC.

                               [GRAPHIC OMITTED]

                                    STRATEGIC
                                             Performance

                                                                   Annual Report
                                                                   June 30, 2000

MuniHoldings California Insured Fund, Inc.

The Benefits and Risks of Leveraging

MuniHoldings California Insured Fund, Inc. utilizes leverage to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.

                       MuniHoldings California Insured Fund, Inc., June 30, 2000

DEAR SHAREHOLDER

We are pleased to provide this annual report to shareholders. As a result of the Fund's recent reorganization, the Fund has changed its name from MuniHoldings California Insured Fund II, Inc. to MuniHoldings California Insured Fund, Inc. For complete information about the Fund's reorganization, see Note 6 on pages 19 and 20 of this report to shareholders.

For the year ended June 30, 2000, the Common Stock of MuniHoldings California Insured Fund, Inc. earned $0.808 per share income dividends, which included earned and unpaid dividends of $0.062. This represents a net annualized yield of 6.07%, based on a month-end net asset value of $13.31 per share. Over the same period, the Fund's Common Stock had a total investment return of -1.23%, based on a change in per share net asset value from $14.38 to $13.31, and assuming reinvestment of $0.815 per share income dividends.

For the six-month period ended June 30, 2000, the Fund's Common Stock had a total investment return of +10.03%, based on a change in per share net asset value from $12.49 to $13.31, and assuming reinvestment of $0.395 per share income dividends.

For the year ended June 30, 2000, the Fund's Preferred Stock had an average yield as follows: Series A, 3.76%; Series B, 3.47%; Series C, 3.54%; Series D, 3.59%; and Series E, 3.91%.

The Municipal Market Environment

At the start of the year, fixed-income bond yields were initially pushed higher as US economic growth remained robust. After growing at a 7.3% rate during the fourth quarter of 1999 and a 4.2% annual rate for all of 1999, first quarter of 2000 gross domestic product growth was 5.5%. However, despite these significant growth rates, few price measures showed any meaningful signs of future price pressures at the consumer level, despite the lowest unemployment rates since January 1970 and rising energy prices. With few signs of any economic slowdown, the Federal Reserve Board continued to raise short-term interest rates in February, March and May 2000. The Federal Reserve Board cited both the continued growth of US employment and the continued strength of US equity markets as reasons for attempting to moderate US economic growth before inflationary price increases can be realized. By late January 2000, US Treasury bond yields rose more than 25 basis points (0.25%) to 6.75%. Similarly, as measured by the Bond Buyer Revenue Bond Index, long-term, tax-exempt bond yields rose approximately 15 basis points to 6.35%.

Since then, however, fixed-income markets have largely ignored strong economic fundamentals and concentrated upon very positive technical supply factors. Declining bond issuance--both current, and more importantly, expected future issuance--helped push bond yields lower from late-January to mid-April 2000. In late January and early February 2000, the US Treasury announced its intention to reduce the amounts to be auctioned in quarterly Treasury note and bond auctions. Furthermore, budgetary surpluses allowed the US Treasury to repurchase outstanding, higher-couponed Treasury issues, primarily in the 15-year and longer maturity sector. Both of these actions resulted in a significant reduction in the outstanding supply of longer-dated maturity US Treasury debt. Domestic and international investors quickly began to accumulate what was expected to become a scarce commodity and bond prices quickly rose.

By mid-April 2000, US Treasury bond yields had declined more than 100 basis points to 5.67%. However, bond yields rose somewhat during the remainder of the period as economic statistics were released indicating that the economic strength seen in late 1999 was continuing into early 2000. The domestic decline in long-term US Treasury yields resulted in an inverted yield curve as short-term and intermediate-term interest rates did not fall proportionately to long-term interest rates as the Federal Reserve Board was expected to continue to raise short-term interest rates. The current inversion has had much more to do with debt reduction and Treasury buy-backs than with market expectations of slower economic growth. During the last six months, long-term US Treasury bond yields have fallen almost 60 basis points to end the period at 5.90%.

Tax-exempt bond yields also have declined in recent months. The decline has largely been in response to the rally in US Treasury securities, as well as a continued positive technical supply environment. States such as California and Maryland have announced that their large current and anticipated future budget surpluses will permit the cancellation or postponement of expected bond issuance. Additionally, some issuers have initiated tenders to repurchase existing debt, reducing the supply of tax-exempt bonds in the secondary market as well. Since their recent peak in January 2000, long-term municipal bond yields have declined more than 30 basis points to finish the six-month period ended June 30, 2000 at 5.90%.

The relative underperformance of the municipal bond market in recent months has been especially disappointing given the strong technical position the tax-exempt bond market has enjoyed. The issuance of long-term, tax-exempt securities has dramatically declined. During the last year, $199 billion in new long-term municipal securities was issued, a decline of almost 20% versus the same period a year earlier. For the six months ended June 30, 2000, approximately $90 billion in new tax-exempt bonds was underwritten, a decline of more than 20% compared to the same period in 1999.

Although investors received over $30 billion in coupon payments, bond maturities and the proceeds from early bond redemptions during January and February, and expect to receive a similar amount on June 1 and July 1, 2000, along with the highest municipal bond yields in three years, overall investor demand has diminished. Long-term municipal bond mutual funds have seen consistent outflows in recent months as the yields of individual securities have risen faster than those of larger, more diverse mutual funds. Thus far this year, tax-exempt mutual funds have had net redemptions of more than $12 billion. Also, the demand from property and casualty insurance companies has weakened as a result of the losses incurred from a series of damaging storms across much of the eastern United States. Additionally, many institutional investors who have in recent years been drawn to the municipal bond market by historically attractive tax-exempt bond yield ratios of more than 90% have found other asset classes even more compelling. Even with a favorable supply position, tax-exempt municipal bond yields have underperformed their taxable counterparts.

Significantly lower municipal bond yields are still likely to require weaker US employment growth and consumer spending. The actions taken in recent months by the Federal Reserve Board, as well as the expected action in August 2000, will eventually slow US economic growth. Recent declines in US new home sales are perhaps among the first signs that consumer spending is being slowed by higher interest rates. Until further signs develop, it is likely that the municipal bond market's current favorable technical position will dampen significant tax-exempt interest rate volatility and provide a stable environment for eventual improvement in municipal bond prices.

Portfolio Strategy

MuniHoldings California Insured Fund, Inc. has been structured to seek to deliver a high current return of tax-exempt income to California residents by maintaining a fully invested and leveraged position. The effects of leverage benefited the Fund's Common Stock yield because of the positive slope of the municipal yield curve. However, should the spread between long-term and short-term interest rates narrow, the benefits of leverage will decline and the yield on the Fund's Common Stock will decline. (For a complete explanation of the benefits and risks of leveraging, see page 1 of this report to shareholders.) Our primary investment strategy has been to increase the average level of couponing in the Fund, while taking advantage of a relatively flat municipal yield curve to shorten average maturity. During periods of rising interest rates, primary issuance provides us with opportunities to restructure the Fund. These holdings can provide a higher current yield with less exposure to the longer maturity range of the municipal marketplace. However, credit quality has been one of our primary concerns. We are purposely underutilizing the portion of assets that can be committed to uninsured securities. This helped the Fund's performance during the recent period of widening credit quality spreads. We expect to continue the process of raising average coupon structure and reducing duration in an effort to temper the Fund's volatility and exposure to long-term interest rate swings.

In Conclusion

We appreciate your ongoing interest in MuniHoldings California Insured Fund, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Director


/s/ Vincent R. Giordano

Vincent R. Giordano
Senior Vice President


/s/ Walter C. O'Connor

Walter C. O'Connor
Vice President and Portfolio Manager

August 1, 2000


                                     2 & 3

                       MuniHoldings California Insured Fund, Inc., June 30, 2000

PROXY RESULTS

During the six-month period ended June 30, 2000, MuniHoldings California Insured Fund II, Inc.'s Common Stock shareholders voted on the following proposal. The proposal was approved at a shareholders' meeting on February 16, 2000. A description of the proposal and number of shares voted are as follows:

------------------------------------------------------------------------------------------------------------
                                                                  Shares Voted   Shares Voted   Shares Voted
                                                                       For          Against        Abstain
------------------------------------------------------------------------------------------------------------
1.    To approve the Agreement and Plan of Reorganization among
      the Fund, MuniHoldings California Insured Fund, Inc.,
      MuniHoldings California Insured Fund III, Inc. and
      MuniHoldings California Insured Fund IV, Inc.                 5,128,504        146,130        386,203
------------------------------------------------------------------------------------------------------------

During the six-month period ended June 30, 2000, MuniHoldings California Insured Fund II, Inc.'s Preferred Stock (Series A and B) shareholders voted on the following proposal. The proposal was approved at a shareholders' meeting on February 16, 2000. A description of the proposal and number of shares voted are as follows:

------------------------------------------------------------------------------------------------------------
                                                                  Shares Voted   Shares Voted   Shares Voted
                                                                       For          Against        Abstain
------------------------------------------------------------------------------------------------------------
1.    To approve the Agreement and Plan of
      Reorganization among the Fund, MuniHoldings
      California Insured Fund, Inc., MuniHoldings
      California Insured Fund III, Inc. and
      MuniHoldings California Insured Fund IV, Inc.:   Series A      1,561            143             5
                                                       Series B      1,791             27            27
------------------------------------------------------------------------------------------------------------

The Funds listed below are the Funds acquired in the reorganization of the Fund at a shareholders' meeting on March 6, 2000.

During the six-month period ended June 30, 2000, MuniHoldings California Insured Fund, Inc.'s Common Stock shareholders voted on the following proposal. The proposal was approved at a shareholders' meeting on January 20, 2000. A description of the proposal and number of shares voted are as follows:

------------------------------------------------------------------------------------------------------------
                                                                  Shares Voted   Shares Voted   Shares Voted
                                                                       For          Against        Abstain
------------------------------------------------------------------------------------------------------------
1.    To approve the Agreement and Plan of Reorganization among
      the Fund, MuniHoldings California Insured Fund II, Inc.,
      MuniHoldings California Insured Fund III, Inc. and
      MuniHoldings California Insured Fund IV, Inc.                 4,394,208         84,349        203,032
------------------------------------------------------------------------------------------------------------

During the six-month period ended June 30, 2000, MuniHoldings California Insured Fund, Inc.'s Preferred Stock (Series A and B) shareholders voted on the following proposal. The proposal was approved at a shareholders' meeting on February 16, 2000. A description of the proposal and number of shares voted are as follows:

------------------------------------------------------------------------------------------------------------
                                                                  Shares Voted   Shares Voted   Shares Voted
                                                                       For          Against        Abstain
------------------------------------------------------------------------------------------------------------
1.    To approve the Agreement and Plan of
      Reorganization among the Fund, MuniHoldings
      California Insured Fund II, Inc., MuniHoldings
      California Insured Fund III, Inc. and
      MuniHoldings California Insured Fund IV, Inc.:   Series A      1,501             0             60
                                                       Series B      1,379            21             69
------------------------------------------------------------------------------------------------------------

During the six-month period ended June 30, 2000, MuniHoldings California Insured Fund III, Inc.'s Common Stock shareholders voted on the following proposal. The proposal was approved at a shareholders' meeting on February 16, 2000. A description of the proposal and number of shares voted are as follows:

------------------------------------------------------------------------------------------------------------
                                                                  Shares Voted   Shares Voted   Shares Voted
                                                                       For          Against        Abstain
------------------------------------------------------------------------------------------------------------

1.    To approve the Agreement and Plan of Reorganization among
      the Fund, MuniHoldings California Insured Fund, Inc.,
      MuniHoldings California Insured Fund II, Inc. and
      MuniHoldings California Insured Fund IV, Inc.                 3,780,142        91,296      3,618,724
------------------------------------------------------------------------------------------------------------

During the six-month period ended June 30, 2000, MuniHoldings California Insured Fund III, Inc.'s Preferred Stock (Series A and B) shareholders voted on the following proposal. The proposal was approved at a shareholders' meeting on February 16, 2000. A description of the proposal and number of shares voted are as follows:

------------------------------------------------------------------------------------------------------------
                                                                  Shares Voted   Shares Voted   Shares Voted
                                                                       For          Against        Abstain
------------------------------------------------------------------------------------------------------------
1.    To approve the Agreement and Plan of
      Reorganization among the Fund, MuniHoldings
      California Insured Fund, Inc., MuniHoldings
      California Insured Fund II, Inc. and
      MuniHoldings California Insured Fund IV, Inc.:   Series A      1,009            15             407
                                                       Series B        882            21             399
------------------------------------------------------------------------------------------------------------

During the six-month period ended June 30, 2000, MuniHoldings California Insured Fund IV, Inc.'s Common Stock shareholders voted on the following proposal. The proposal was approved at a shareholders' meeting on February 16, 2000. A description of the proposal and number of shares voted are as follows:

------------------------------------------------------------------------------------------------------------
                                                                  Shares Voted   Shares Voted   Shares Voted
                                                                       For          Against        Abstain
------------------------------------------------------------------------------------------------------------

1.    To approve the Agreement and Plan of Reorganization among
      the Fund, MuniHoldings California Insured Fund, Inc.,
      MuniHoldings California Insured Fund II, Inc. and
      MuniHoldings California Insured Fund III, Inc.                5,054,613        114,890      4,729,207
------------------------------------------------------------------------------------------------------------

During the six-month period ended June 30, 2000, MuniHoldings California Insured Fund IV, Inc.'s Preferred Stock (Series A and B) shareholders voted on the following proposal. The proposal was approved at a shareholders' meeting on February 16, 2000. A description of the proposal and number of shares voted are as follows:

------------------------------------------------------------------------------------------------------------
                                                                  Shares Voted   Shares Voted   Shares Voted
                                                                       For          Against        Abstain
------------------------------------------------------------------------------------------------------------
1.    To approve the Agreement and Plan of
      Reorganization among the Fund, MuniHoldings
      California Insured Fund, Inc., MuniHoldings
      California Insured Fund II, Inc. and
      MuniHoldings California Insured Fund III, Inc.:   Series A     1,683            27             0
                                                        Series B     1,815             0             0
------------------------------------------------------------------------------------------------------------


                                      4 & 5

                       MuniHoldings California Insured Fund, Inc., June 30, 2000

SCHEDULE OF INVESTMENTS                                           (in Thousands)

                   S&P   Moody's  Face
STATE            Ratings Ratings Amount    Issue                                                                Value
======================================================================================================================
California--97.5%  AAA    Aaa   $ 3,345    ABC California Unified School District, GO, Series A, 5.625%
                                           due 8/01/2020 (f)                                                  $  3,353
----------------------------------------------------------------------------------------------------------------------
                   AAA    Aaa     4,000    Acalanes, California, Unified High School District, GO, 5.80%
                                           due 8/01/2024 (f)                                                     4,036
----------------------------------------------------------------------------------------------------------------------
                                           Alameda County, California, COP (g):
                   AAA    Aaa     3,600      (Alameda County Medical Center Project), 5.30% due 6/01/2026        3,415
                   AAA    Aaa     4,985      (Financing Project), 6% due 9/01/2021                               5,157
----------------------------------------------------------------------------------------------------------------------
                   AAA    Aaa     4,280    Alameda County, California, COP, Refunding (Capital Projects),
                                           5% due 6/01/2022 (a)                                                  3,913
----------------------------------------------------------------------------------------------------------------------
                   AAA    Aaa     4,535    Bakersfield, California, COP, Refunding (Convention Center
                                           Expansion Project), 5.875% due 4/01/2022 (g)                          4,601
----------------------------------------------------------------------------------------------------------------------
                                           Berkley, California, Unified School District, GO, Series I (f):
                   AAA    Aaa     1,000      5.75% due 8/01/2019                                                 1,017
                   AAA    Aaa     1,000      5.75% due 8/01/2020                                                 1,012
                   AAA    Aaa     2,520      5.875% due 8/01/2024                                                2,561
----------------------------------------------------------------------------------------------------------------------
                                           California Educational Facilities Authority, Revenue Refunding
                                           Bonds (g):
                   AAA    Aaa     2,900      (Occidental College), 5.625% due 10/01/2017                         2,943
                   AAA    Aaa     2,000      (Occidental College), 5.70% due 10/01/2027                          2,000
                   AAA    Aaa    11,500      (University of San Francisco), Series A, 6% due 10/01/2026         11,777
----------------------------------------------------------------------------------------------------------------------
                                           California HFA, Home Mortgage Revenue Bonds:
                   AAA    Aaa     4,125      AMT, Series E, 6.10% due 8/01/2029 (a)                              4,156
                   AAA    Aaa     2,000      Series A, 5.85% due 8/01/2016 (d)(g)                                2,027
                   AA-    Aa2     5,000      Series D, 5.85% due 8/01/2017                                       5,081
----------------------------------------------------------------------------------------------------------------------
                                           California HFA, S/F Mortgage Revenue Bonds, AMT (g):
                   AAA    Aaa     3,590      Series A1, Class II, 6% due 8/01/2020                               3,616
                   AAA    Aaa     5,810      Series C2, Class II, 5.625% due 8/01/2020 (d)                       5,610
----------------------------------------------------------------------------------------------------------------------
                                           California Health Facilities Finance Authority, Revenue
                                           Refunding Bonds:
                   A1+    VMIG1+  9,900      (Adventist Hospital), VRDN, Series A, 4.20% due 9/01/2028 (g)(h)    9,900
                   A1+    VMIG1+  5,100      (Adventist Hospital), VRDN, Series B, 4.20% due 9/01/2028 (g)(h)    5,100
                   AAA    Aaa     2,500      (Catholic Healthcare West), Series A, 5.75% due 7/01/2015 (a)       2,564
                   AAA    Aaa     2,500      (Catholic Healthcare West), Series A, 6% due 7/01/2025 (g)          2,549
                   AAA    Aaa     4,500      (Children's Hospital), 5.375% due 7/01/2020 (g)                     4,332
                   AAA    Aaa     6,500      (Sutter Health), Series A, 5.35% due 8/15/2028 (g)                  6,088
----------------------------------------------------------------------------------------------------------------------
                                           California Pollution Control Financing Authority, PCR,
                                           Refunding (Pacific Gas and Electric), VRDN (h):
                   A1+    NR*     1,100      AMT, Series B, 4.35% due 11/01/2026                                 1,100
                   A1+    NR*       100      Series A, 4.20% due 12/01/2018                                        100
                   A1+    VMIG1+  1,300      Series E, 2.75% due 11/01/2026                                      1,300
                   A1+    NR*     1,000      Series F, 4.20% due 11/01/2026                                      1,000
----------------------------------------------------------------------------------------------------------------------
                   A+     A1        800    California Pollution Control Financing Authority, PCR,
                                           Refunding (Southern California Edison
                                           Company), VRDN, Series D, 4.60% due 2/28/2008 (h)                       800
----------------------------------------------------------------------------------------------------------------------
                   AAA    NR*     2,000    California State, GO, 5.50% due 6/01/2025 (c)                         1,955
----------------------------------------------------------------------------------------------------------------------
                   AAA    Aaa     5,000    California State, GO, Refunding, 4.25% due 10/01/2026 (g)             3,939
----------------------------------------------------------------------------------------------------------------------
                                           California State Public Works Board, Lease Revenue Bonds (a):
                   AAA    Aaa     4,450      (Department of Corrections), Series A, 5.25% due 1/01/2021          4,241
                   AAA    Aaa    24,370      (Various University of California Projects), Series C,
                                             5.125% due 9/01/2022                                               22,704
----------------------------------------------------------------------------------------------------------------------
                                           California State Public Works Board, Lease Revenue Refunding
                                           Bonds:
                   AAA    Aaa     5,025      (California State University), Series A, 5.50% due 10/01/2014 (g)   5,135
                   AAA    Aaa     7,500      (Department of Corrections), Series B, 5.625% due 11/01/2019 (g)    7,551
                   AAA    Aaa     5,980      (Department of Corrections), Series B, 5% due 9/01/2021 (g)         5,496
                   AAA    Aaa     2,625      (Various Community College Projects), Series B, 5.625% due
                                             3/01/2019 (a)                                                       2,642
----------------------------------------------------------------------------------------------------------------------
                   AAA    Aaa     3,500    California State Veterans Bonds, GO, Refunding, AMT, Series
                                           BH, 5.50% due 12/01/2024 (f)                                          3,359
----------------------------------------------------------------------------------------------------------------------
                                           California Statewide Communities Development Authority, COP:
                   BBB+   Baa1    7,000      (Catholic Healthcare West), 6.50% due 7/01/2020                     6,930
                   NR*    VMIG1+  1,200      (Continuing Care/University Project), VRDN, 4.20% due
                                             11/15/2028 (h)                                                      1,200
                   AAA    Aaa    10,000      (Kaiser Permanente), 5.30% due 12/01/2015 (f)                       9,962
                   AAA    Aaa     5,000      (Sutter Health Obligation Group), 6% due 8/15/2025 (g)              5,095
----------------------------------------------------------------------------------------------------------------------
                                           California Statewide Communities Development Authority, COP,
                                           Refunding:
                   AAA    NR*     2,500      (Huntington Memorial Hospital), 5.80% due 7/01/2026 (i)             2,505
                   AAA    NR*     2,035      (San Diego State University Foundation), 5.30% due 3/01/2017 (a)    2,003
----------------------------------------------------------------------------------------------------------------------
                   AAA    Aaa     4,735    Calleguas--Las Virgines, California, Public Financing Authority,
                                           Installment Purchase Revenue Refunding Bonds (Las Virgines
                                           Municipal Water District), 5% due 11/01/2023 (f)                      4,310
----------------------------------------------------------------------------------------------------------------------
                                           Capistrano, California, Unified Public Financing Authority,
                                           Special Tax Revenue Refunding Bonds, First Lien, Series A (a):
                   AAA    Aaa    16,770      5.70% due 9/01/2016                                                17,178
                   AAA    Aaa    10,640      5.70% due 9/01/2020                                                10,704
----------------------------------------------------------------------------------------------------------------------
                   AAA    Aaa     1,395    Capistrano, California, Unified School District, Community
                                           Facility District, Special Tax Refunding Bonds (Las Flores),
                                           Number 92-1, 5% due 9/01/2023 (g)                                     1,270
----------------------------------------------------------------------------------------------------------------------
                   AAA    Aaa     8,705    Castaic Lake, California, Water Agency Revenue Bonds, COP
                                           (Water System Improvement Project),5.50% due 8/01/2023 (a)            8,526
----------------------------------------------------------------------------------------------------------------------
                   AAA    Aaa    18,000    Central Coast Water Authority, California, Regional Facilities
                                           Revenue Refunding Bonds (State Water Project), Series A, 5% due
                                           10/01/2022 (a)                                                       16,634
----------------------------------------------------------------------------------------------------------------------
                   AAA    Aaa     2,060    Chaffey Community College District, California, COP, Refunding,
                                           5.20% due 9/01/2023 (g)                                               1,934
----------------------------------------------------------------------------------------------------------------------
                   AAA    Aaa     6,995    Chino, California, Unified School District, COP, Refunding,
                                           6.125% due 9/01/2026 (f)                                              7,200
----------------------------------------------------------------------------------------------------------------------
                                           Contra Costa County, California, COP, Refunding:
                   AAA    Aaa     4,570      (Capital Projects Program), 5.25% due 2/01/2021 (a)                 4,365
                   AAA    Aaa     3,690      (Merrithew Memorial Hospital Project), 5.50% due 11/01/2022 (g)     3,593
----------------------------------------------------------------------------------------------------------------------
                   AAA    Aaa     6,450    Contra Costa County, California, Public Financing, Lease
                                           Revenue Refunding Bonds (Various Capital Facilities), Series
                                           1999A, 5% due 6/01/2028 (g)                                           5,798
----------------------------------------------------------------------------------------------------------------------

Portfolio Abbreviations

To simplify the listings of MuniHoldings California Insured Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT         Alternative Minimum Tax (subject to)
COP         Certificates of Participation
GO          General Obligation Bonds
HFA         Housing Finance Agency
M/F         Multi-Family
PCR         Pollution Control Revenue Bonds
RIB         Residual Interest Bonds
S/F         Single-Family
VRDN        Variable Rate Demand Notes


                                     6 & 7

                       MuniHoldings California Insured Fund, Inc., June 30, 2000

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

                   S&P   Moody's  Face
STATE            Ratings Ratings Amount    Issue                                                                Value
======================================================================================================================
California                                 Contra Costa, California, Water District, Water Revenue Bonds,
(continued)                                Series G (g):
                   AAA    Aaa   $ 4,600      5.75% due 10/01/2014                                             $  4,743
                   AAA    Aaa     6,140      5% due 10/01/2024                                                   5,578
                   ---------------------------------------------------------------------------------------------------
                   AAA    Aaa     1,870    Davis, California, Joint Unified School District, Community
                                           Facilities District, Special Tax Refunding Bonds, Number One,
                                           5.50% due 8/15/2021 (g)                                               1,842
                   ---------------------------------------------------------------------------------------------------
                   AAA    Aaa     4,655    Delta County, California, Home Mortgage Finance Authority, S/F
                                           Mortgage Revenue Bonds, AMT, Series A, 5.35% due 6/01/2024 (e)(g)     4,294
                   ---------------------------------------------------------------------------------------------------
                   AAA    Aaa     6,205    East Side Union High School District, California, Santa Clara
                                           County, GO, 5% due 9/01/2022 (c)                                      5,676
                   ---------------------------------------------------------------------------------------------------
                   AAA    Aaa     5,655    East Side Union High School District, California, Santa Clara
                                           County, GO, Series E, 5% due 9/01/2023 (c)                            5,149
                   ---------------------------------------------------------------------------------------------------
                   AAA    Aaa     7,000    El Dorado County, California, Public Agency Financing
                                           Authority, Revenue Refunding Bonds, 5.50% due 2/15/2021 (c)           6,881
                   ---------------------------------------------------------------------------------------------------
                   AAA    Aaa     5,000    Fontana, California, Redevelopment Agency, Tax Allocation
                                           Refunding Bonds (Southwest Industrial Park Project), 5%
                                           due 9/01/2022 (g)                                                     4,574
                   ---------------------------------------------------------------------------------------------------
                   AAA    Aaa     3,000    Fremont, California, Unified School District, Alameda County,
                                           GO, Refunding, 5.25% due 9/01/2019 (g)                                2,898
                   ---------------------------------------------------------------------------------------------------
                   AAA    Aaa     4,455    Fresno, California, Airport Revenue Bonds, AMT, Series B,
                                           5.50% due 7/01/2020 (f)                                               4,407
                   ---------------------------------------------------------------------------------------------------
                   AAA    Aaa     5,200    Glendale, California, Unified School District, GO, Series B,
                                           5.125% due 9/01/2023 (f)                                              4,824
                   ---------------------------------------------------------------------------------------------------
                   AAA    Aaa     1,700    Inglewood, California, Unified School District, GO, Series A,
                                           5.60% due 10/01/2024 (c)                                              1,686
                   ---------------------------------------------------------------------------------------------------
                   AAA    Aaa     6,000    Irvine, California, Public Facilities and Infrastructure
                                           Authority, Assessment Revenue Refunding Bonds, Series A, 5.05%
                                           due 9/02/2022 (a)                                                     5,529
                   ---------------------------------------------------------------------------------------------------
                   AAA    Aaa     2,300    Irvine, California, Unified School District, Special Tax
                                           (Community Facilities District Number 86-1), 5.375% due
                                           11/01/2020 (a)                                                        2,240
                   ---------------------------------------------------------------------------------------------------
                   AAA    Aaa     4,665    Irvine, California, Unified School District, Special Tax
                                           Refunding Bonds (Community Facilities District Number 86-1),
                                           5.80% due 11/01/2020 (a)                                              4,732
                   ---------------------------------------------------------------------------------------------------
                   AAA    Aaa     7,500    La Quinta, California, Redevelopment Agency, Housing Tax
                                           Allocation Bonds (Redevelopment Project Areas Number One & Two),
                                           6% due 9/01/2025 (g)                                                  7,661
                   ---------------------------------------------------------------------------------------------------
                                           Long Beach, California, Bond Finance Authority, Lease Revenue
                                           Bonds (Rainbow Harbor Refinancing Project), Series A (a):
                   AAA    Aaa     2,750      5.125% due 5/01/2020                                                2,582
                   AAA    Aaa     4,000      5.25% due 5/01/2024                                                 3,787
                   ---------------------------------------------------------------------------------------------------
                   AAA    Aaa     3,740    Long Beach, California, Harbor Revenue Bonds, AMT, 5.375% due
                                           5/15/2020 (g)                                                         3,579
                   ---------------------------------------------------------------------------------------------------
                   AAA    Aaa     3,590    Long Beach, California, Water Revenue Refunding Bonds, Series
                                           A, 5% due 5/01/2024 (g)                                               3,264
                   ---------------------------------------------------------------------------------------------------
                   AAA    Aaa    10,650    Los Altos, California, School District GO, Series A, 5% due
                                           8/01/2023 (f)                                                         9,699
                   ---------------------------------------------------------------------------------------------------
                   AAA    Aaa    24,500    Los Angeles, California, Convention and Exhibition Center
                                           Authority, Lease Revenue Refunding Bonds, Series A, 5.375%
                                           due 8/15/2018 (g)                                                    24,095
                   ---------------------------------------------------------------------------------------------------
                                           Los Angeles, California, Department of Water and Power,
                                           Electric Plant Revenue Refunding Bonds:
                   A+     Aa3     2,000      5.875% due 2/15/2020                                                2,021
                   A+     Aa3     2,500      6% due 2/15/2028                                                    2,538
                   ---------------------------------------------------------------------------------------------------
                   AAA    Aaa     4,230    Los Angeles, California, M/F Housing Revenue Refunding Bonds,
                                           Senior Series G, 5.65% due 1/01/2014 (f)                              4,191
                   ---------------------------------------------------------------------------------------------------
                                           Los Angeles, California, Unified School District, GO (c):
                   AAA    Aaa     3,000      Series A, 5% due 7/01/2021                                          2,759
                   AAA    Aaa     6,415      Series B, 5% due 7/01/2023                                          5,843
                   ---------------------------------------------------------------------------------------------------
                   AAA    Aaa    12,000    Los Angeles, California, Wastewater System Revenue Bonds,
                                           Series A, 5% due 6/01/2023 (c)                                       10,918
                   ---------------------------------------------------------------------------------------------------
                   AAA    Aaa     7,370    Los Angeles County, California, Metropolitan Transportation
                                           Authority, Sales Tax Revenue Bonds, Proposition C, Second Senior
                                           Series B, 5.25% due 7/01/2023 (a)                                     6,984
                   ---------------------------------------------------------------------------------------------------
                                           Los Angeles County, California, Metropolitan Transportation
                                           Authority, Sales Tax Revenue Refunding Bonds, Proposition A,
                                           First Tier:
                   AAA    Aaa     3,305      Senior Series A, 5.25% due 7/01/2027 (g)                            3,110
                   AAA    Aaa     1,700      Senior Series C, 5% due 7/01/2026 (a)                               1,538
                   ---------------------------------------------------------------------------------------------------
                   A1+    VMIG1+  5,600    M-S-R Public Power Agency, California, Revenue Refunding Bonds
                                           (San Juan Project), VRDN, Sub-Lien, Series D, 4.25%
                                           due 7/01/2018 (g)(h)                                                  5,600
                   ---------------------------------------------------------------------------------------------------
                   AAA    NR*     2,000    Madera County, California, COP, Refunding (Valley Children's
                                           Hospital Project), 5% due 3/15/2023 (g)                               1,820
                   ---------------------------------------------------------------------------------------------------
                   AAA    Aaa     2,000    Menlo Park, California, Community Development Agency, Tax
                                           Allocation Refunding Bonds (Las Pulgas Community Development
                                           Project), 5.375% due 6/01/2016 (a)                                    2,002
                   ---------------------------------------------------------------------------------------------------
                   AAA    Aaa     3,500    Mojave, California, Water Agency, GO, Refunding (Improvement
                                           District--Morongo Basin), 5.80% due 9/01/2022 (c)                     3,527
                   ---------------------------------------------------------------------------------------------------
                   AAA    Aaa     2,000    Montebello, California, Community Redevelopment Agency,
                                           Housing Tax Allocation Bonds, Series A, 5.45% due 9/01/2019 (f)       1,952
                   ---------------------------------------------------------------------------------------------------
                   AAA    Aaa    16,000    Norco, California, Redevelopment Agency, Tax Allocation
                                           Refunding Bonds (Norco Redevelopment Project--Area Number One),
                                           5.75% due 3/01/2026 (g)                                              16,069
                   ---------------------------------------------------------------------------------------------------
                   AAA    Aaa     2,140    North City West, California, School Facilities Financing
                                           Authority, Special Tax Refunding Bonds, Series B, 6% due
                                           9/01/2019 (f)                                                         2,212
                   ---------------------------------------------------------------------------------------------------
                   AAA    Aaa    14,450    Northern California Power Agency, Public Power Revenue
                                           Refunding Bonds (Hydroelectric Project Number One), Series A,
                                           5.125% due 7/01/2023 (g)                                             13,392
                   ---------------------------------------------------------------------------------------------------
                   AAA    Aaa     7,400    Northern California, Transmission Revenue Refunding Bonds
                                           (California--Oregon Transmission Project), Series A, 5.25%
                                           due 5/01/2020 (g)                                                     7,074
                   ---------------------------------------------------------------------------------------------------
                   AAA    Aaa     9,995    Oakland, California, Alameda County Unified School District,
                                           GO, Refunding, Series C, 5.50% due 8/01/2019 (c)                      9,948
                   ---------------------------------------------------------------------------------------------------
                   AAA    Aaa     5,245    Oakland, California, Alameda County Unified School District,
                                           GO, Series F, 5.625% due 8/01/2021 (g)                                5,251
                   ---------------------------------------------------------------------------------------------------
                   AAA    Aaa     1,300    Oakland, California, GO, Measure K, Series C, 5.80% due
                                           12/15/2018 (g)                                                        1,326
                   ---------------------------------------------------------------------------------------------------
                   AAA    Aaa     7,105    Oakland, California, Joint Powers Financing Authority, Lease
                                           Revenue Bonds (Oakland Administration Buildings), 5.75%
                                           due 8/01/2021 (a)                                                     7,159
                   ---------------------------------------------------------------------------------------------------
                   AAA    Aaa     4,500    Oakland, California, State Building Authority, Lease Revenue
                                           Bonds (Elihu M. Harris), Series A, 5% due 4/01/2023 (a)               4,101
                   ---------------------------------------------------------------------------------------------------
                   AAA    Aaa     5,000    Olivenhain Municipal Water District, California, Water Revenue
                                           Refunding Bonds, COP (Capital Projects), 5.125% due 6/01/2028 (c)     4,581
                   ---------------------------------------------------------------------------------------------------
                   AAA    Aaa     5,750    Palm Desert, California, Financing Authority, Tax Allocation
                                           Revenue Refunding Bonds (Project Area Number One), 5.45%
                                           due 4/01/2018 (g)                                                     5,727
                   ---------------------------------------------------------------------------------------------------
                   AAA    Aaa     1,000    Palm Springs, California, COP, Refunding (Multiple Capital
                                           Facilities Project), 5.75% due 4/01/2017 (a)                          1,023
                   ---------------------------------------------------------------------------------------------------
                   AAA    Aaa     4,000    Pittsburg, California, Public Financing Authority, Water
                                           Revenue Bonds, 5.50% due 6/01/2027 (g)                                3,902
                   ---------------------------------------------------------------------------------------------------


                                     8 & 9

                       MuniHoldings California Insured Fund, Inc., June 30, 2000

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

                   S&P   Moody's  Face
STATE            Ratings Ratings Amount    Issue                                                                Value
======================================================================================================================
California                                 Pomona, California, Public Financing Authority, Revenue
(concluded)                                Refunding Bonds:
                   AAA    Aaa   $ 4,350      (Southwest Pomona Redevelopment Project), Series W, 5% due
                                             2/01/2024 (g)                                                    $  3,958
                   AAA    Aaa     2,000      (Water Facilities Project), Series AA, 5% due 5/01/2029             1,795
                   ---------------------------------------------------------------------------------------------------
                   AAA    Aaa     2,000    Port Oakland, California, Port Revenue Bonds, AMT, Series G,
                                           5.375% due 11/01/2025 (g)                                             1,883
                   ---------------------------------------------------------------------------------------------------
                   AAA    Aaa     5,000    Port Oakland, California, Port Revenue Refunding Bonds, Series
                                           I, 5.40% due 11/01/2017 (g)                                           4,988
                   ---------------------------------------------------------------------------------------------------
                   AAA    Aaa     1,800    Rancho Cucamonga, California, Redevelopment Agency, Tax
                                           Allocation Bonds (Rancho Redevelopment Project), 5.25%
                                           due 9/01/2026 (g)                                                     1,695
                   ---------------------------------------------------------------------------------------------------
                   AAA    Aaa     2,000    Roseville, California, Electric System Revenue Bonds, COP,
                                           5.50% due 2/01/2024 (f)                                               1,956
                   ---------------------------------------------------------------------------------------------------
                   AAA    NR*    13,920    Sacramento, California, Cogeneration Authority, Cogeneration
                                           Project Revenue Refunding Bonds, 5.20% due 7/01/2021 (g)             13,178
                   ---------------------------------------------------------------------------------------------------
                   AAA    Aaa     6,000    Sacramento, California, Municipal Utility District, Electric
                                           Revenue Bonds, Series K, 5.70% due 7/01/2017 (a)                      6,287
                   ---------------------------------------------------------------------------------------------------
                   AAA    Aaa    10,825    Sacramento, California, Municipal Utility District, Electric
                                           Revenue Refunding Bonds, Series L, 5.125% due 7/01/2022 (g)          10,089
                   ---------------------------------------------------------------------------------------------------
                   AAA    Aaa     3,500    Sacramento, California, Power Authority Revenue Bonds
                                           (Cogeneration Project), 5.875% due 7/01/2015 (g)                      3,632
                   ---------------------------------------------------------------------------------------------------
                   AA     Aa3     3,750    Sacramento County, California, Sanitation District, Financing
                                           Authority Revenue Refunding Bonds, Series A, 6% due 12/01/2020        3,842
                   ---------------------------------------------------------------------------------------------------
                   AAA    Aaa     7,000    Salida, California, Area Public Facilities Financing Agency,
                                           Community Facilities District Special Tax Refunding Bonds
                                           (No. 1988-1), 5.25% due 9/01/2028 (f)                                 6,570
                   ---------------------------------------------------------------------------------------------------
                   AAA    Aaa     2,800    San Bernardino, California, Joint Powers Financing Authority,
                                           Lease Revenue Bonds (Department of Transportation Lease),
                                           Series A, 5.50% due 12/01/2020 (g)                                    2,759
                   ---------------------------------------------------------------------------------------------------
                   AAA    NR*     1,480    San Bernardino County, California, COP, Refunding (Medical
                                           Center Financing Project), 5.50% due 8/01/2019 (g)                    1,454
                   ---------------------------------------------------------------------------------------------------
                   AAA    Aaa     2,000    San Diego, California, Certificates of Undivided Interest,
                                           Water Utility Fund, Net System Revenue Bonds, 5% due
                                           8/01/2021 (c)                                                         1,839
                   ---------------------------------------------------------------------------------------------------
                                           San Diego, California, Public Facilities Financing Authority,
                                           Sewer Revenue Bonds (c):
                   AAA    Aaa     5,000      5% due 5/15/2020                                                    4,609
                   AAA    Aaa     5,055      Series A, 5.25% due 5/15/2027                                       4,766
                   ---------------------------------------------------------------------------------------------------
                   AAA    Aaa     1,740    San Diego County, California, Water Authority, Water Revenue
                                           Bonds, COP, Series A, 5% due 5/01/2022 (c)                            1,591
                   ---------------------------------------------------------------------------------------------------
                   AAA    Aaa     6,795    San Francisco, California, Bay Area Rapid Transit District,
                                           Sales Tax Revenue Bonds, 5.50% due 7/01/2026 (c)                      6,639
                   ---------------------------------------------------------------------------------------------------
                   AAA    Aaa     3,000    San Francisco, California, Bay Area Rapid Transit District,
                                           Sales Tax Revenue Refunding Bonds, 5% due 7/01/2028 (a)               2,696
                   ---------------------------------------------------------------------------------------------------
                                           San Francisco, California, City and County Airport Commission,
                                           International Airport Revenue Bonds:
                   AAA    Aaa     5,750      AMT, Second Series, Issue 12A, 5.80% due 5/01/2021 (c)              5,756
                   AAA    Aaa    12,660      Second Series, Issue 15B, 5% due 5/01/2024 (g)                     11,496
                   AAA    Aaa     5,540      Special Facilities Lease (SFO Fuel Co. LLC), AMT, Series A,
                                             5.25% due 1/01/2022 (a)                                             5,181
                   ---------------------------------------------------------------------------------------------------
                   AAA    Aaa     3,500    San Francisco, California, City and County Redevelopment
                                           Agency, Hotel Tax Revenue Refunding Bonds, 5% due 7/01/2025 (f)       3,171
                   ---------------------------------------------------------------------------------------------------
                   AAA    Aaa     9,000    San Francisco, California, State Building Authority, Lease
                                           Revenue Bonds (San Francisco Civic Center Complex), Series A,
                                           5.25% due 12/01/2021 (a)                                              8,588
                   ---------------------------------------------------------------------------------------------------
                                           San Jose, California, Redevelopment Agency, Tax Allocation
                                           Bonds (Merged Area Redevelopment Project) (a):
                   AAA    Aaa     3,000      5% due 8/01/2021                                                    2,758
                   AAA    Aaa    14,835      5% due 8/01/2026                                                   13,414
                   ---------------------------------------------------------------------------------------------------
                   AAA    Aaa     2,000    San Jose-Santa Clara, California, Water Financing Authority,
                                           Sewer Revenue Bonds, Series A, 5.375% due 11/15/2020 (c)              1,941
                   ---------------------------------------------------------------------------------------------------
                                           San Mateo-Foster City, California, School District, GO (c):
                   AAA    NR*     1,000      5% due 8/01/2023                                                      911
                   AAA    Aaa     5,000      5.30% due 8/01/2029                                                 4,724
                   ---------------------------------------------------------------------------------------------------
                   AAA    Aaa     5,000    Santa Ana, California, Financing Authority, Revenue Refunding
                                           Bonds (South Harbor Boulevard), Series A, 5% due 9/01/2019 (g)        4,633
                   ---------------------------------------------------------------------------------------------------
                   NR*    Aaa     2,000    Santa Clara, California, Redevelopment Agency, Tax Allocation
                                           Bonds, RIB, Series 164, 6.35% due 6/01/2023 (a)(b)                    1,923
                   ---------------------------------------------------------------------------------------------------
                   AAA    NR*     5,000    Santa Clara, California, Unified School District, GO, 5% due
                                           8/01/2022 (c)                                                         4,575
                   ---------------------------------------------------------------------------------------------------
                   AAA    Aaa    21,750    Santa Clara County, California, Financing Authority, Lease
                                           Revenue Refunding Bonds, Series A, 5% due 11/15/2022 (a)             19,888
                   ---------------------------------------------------------------------------------------------------
                   AAA    Aaa    12,500    Santa Clara Valley, California, Water District, COP, Refunding
                                           and Improvement Bonds, Series A, 6% due 2/01/2024 (c)                12,730
                   ---------------------------------------------------------------------------------------------------
                   AAA    Aaa     9,000    Santa Fe Springs, California, Community Development,
                                           Commission Tax Allocation Refunding Bonds (Consolidated
                                           Redevelopment Project), Series A, 5% due 9/01/2022 (g)                8,233
                   ---------------------------------------------------------------------------------------------------
                   AAA    Aaa     2,500    South County, California, Regional Wastewater Authority,
                                           Revenue Refunding Bonds (Regional Wastewater Facilities Project),
                                           Series A, 5% due 8/01/2022 (g)                                        2,279
                   ---------------------------------------------------------------------------------------------------
                   A1+    VMIG1+    300    Southern California Public Power Authority, Power Project
                                           Revenue Refunding Bonds (Palo Verde Project), VRDN, Series C,
                                           4.30% due 7/01/2017 (a)(h)                                              300
                   ---------------------------------------------------------------------------------------------------
                   AAA    Aaa     3,370    Tahoe Truckee, California, Unified School District, GO
                                           (Improvement District Number One), Series A, 5.75% due
                                           8/01/2020 (c)                                                         3,408
                   ---------------------------------------------------------------------------------------------------
                   AAA    Aaa    13,250    Tracy, California, Area Public Facilities Financing Agency,
                                           Special Tax Refunding Bonds (Community Facilities District
                                           Number 87-1), Series H, 5.875% due 10/01/2019 (g)                    13,557
                   ---------------------------------------------------------------------------------------------------
                   AAA    Aaa     7,250    Turlock, California, Irrigation District Revenue Refunding
                                           Bonds, Series A, 5% due 1/01/2026 (g)                                 6,563
                   ---------------------------------------------------------------------------------------------------
                   AAA    Aaa     3,000    University of California Revenue Bonds (Research Facilities),
                                           Series D, 5% due 9/01/2024 (f)                                        2,726
                   ---------------------------------------------------------------------------------------------------
                                           University of California, Revenue Refunding Bonds:
                   AAA    Aaa    15,200      (Multiple Purpose Projects), Series E, 5.125% due 9/01/2020 (g)    14,280
                   AAA    Aaa     2,000      (Research Facilities), Series C, 5% due 9/01/2021 (f)               1,838
                   ---------------------------------------------------------------------------------------------------
                                           University of California, COP, Series A (a):
                   AAA    Aaa     2,000      5.125% due 11/01/2020                                               1,876
                   AAA    Aaa    10,410      5.25% due 11/01/2024                                                9,836
                   AAA    Aaa     3,000      5.30% due 11/01/2029                                                2,830
                   ---------------------------------------------------------------------------------------------------
                   AAA    Aaa     9,875    University of California, Hospital Revenue Bonds (University
                                           of California Medical Center), 5.75% due 7/01/2015 (a)               10,155
                   ---------------------------------------------------------------------------------------------------


                                    10 & 11

                       MuniHoldings California Insured Fund, Inc., June 30, 2000

SCHEDULE OF INVESTMENTS (concluded)                               (in Thousands)

                   S&P   Moody's  Face
STATE            Ratings Ratings Amount    Issue                                                                Value
======================================================================================================================
Puerto Rico--1.5%  AAA    Aaa   $ 5,000    Puerto Rico Commonwealth, GO, 5% due 7/01/2027 (f)                 $  4,497
                   A      Baa1    5,670    Puerto Rico Commonwealth Highway and Transportation Authority,
                                           Transportation Revenue Bonds, Series B, 6% due 7/01/2026              5,735
                   ---------------------------------------------------------------------------------------------------
                   AAA    Aaa     1,000    Puerto Rico Industrial Tourist Educational, Medical and
                                           Environmental Control Facilities Revenue Refunding Bonds
                                           (Inter-American University), Series A, 5% due 10/01/2022 (g)            912
                   ---------------------------------------------------------------------------------------------------
                   AAA    Aaa     1,100    Puerto Rico Municipal Finance Agency, GO, Series A, 5.50% due
                                           8/01/2017 (f)                                                         1,105
======================================================================================================================
                   Total Investments (Cost--$800,660)--99.0%                                                   801,670

                   Other Assets Less Liabilities--1.0%                                                           7,690
                                                                                                              --------
                   Net Assets--100.0%                                                                         $809,360
                                                                                                              ========
======================================================================================================================

                  (a)   AMBAC Insured.
                  (b) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at June 30, 2000.
                  (c)   FGIC Insured.
                  (d)   FHA Insured.
                  (e)   FNMA/GNMA Collateralized.
                  (f)   FSA Insured.
                  (g)   MBIA Insured.
                  (h) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at June 30, 2000.
                  (i)   Connie Lee Insured.
                  *     Not Rated.
                  +     Highest short-term rating by Moody's Investors Service,
                        Inc.
                  Ratings of issues shown have not been audited by Deloitte & Touche LLP.

                  See Notes to Financial Statements.

Quality Profile (unaudited)

The quality ratings of securities in the Fund as of June 30, 2000 were as follows:

--------------------------------------------------------------------------------
                                                                      Percent of
S&P Rating/Moody's Rating                                             Net Assets
--------------------------------------------------------------------------------
AAA/Aaa ................................................................   92.5%
AA/Aa ..................................................................    1.7
A/A ....................................................................    0.7
BBB/Baa ................................................................    0.8
Other+ .................................................................    3.3
--------------------------------------------------------------------------------
+     Temporary investments in short-term municipal securities.

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

               As of June 30, 2000
================================================================================================
Assets:        Investments, at value (identified cost--$800,660,049) .              $801,670,549
               Cash ..................................................                   111,794
               Receivables:
                 Interest ............................................ $ 14,054,182
                 Securities sold .....................................    2,205,954   16,260,136
                                                                       ------------
               Prepaid expenses and other assets .....................                    85,150
                                                                                    ------------
               Total assets ..........................................               818,127,629
                                                                                    ------------
================================================================================================
Liabilities:   Payables:
                 Securities purchased ................................    7,767,061
                 Dividends to shareholders ...........................      457,151
                 Investment adviser ..................................      294,842    8,519,054
                                                                       ------------

               Accrued expenses and other liabilities ................                   248,353
                                                                                    ------------
               Total liabilities .....................................                 8,767,407
                                                                                    ------------
================================================================================================
Net Assets:    Net assets ............................................              $809,360,222
                                                                                    ============
================================================================================================
Capital:       Capital Stock (200,000,000 shares authorized):
                 Preferred Stock, par value $.10 per share (13,640
                 shares of AMPS* issued and outstanding at $25,000
                 per share liquidation preference) ...................              $341,000,000
                 Common Stock, par value $.10 per share (35,194,726
                 shares issued and outstanding) ......................  $ 3,519,473
               Paid-in capital in excess of par ......................   525,412,138
               Undistributed investment income--net ..................    2,523,567
               Accumulated realized capital losses on investments--net  (64,105,456)
               Unrealized appreciation on investments--net ...........    1,010,500
                                                                        ------------
               Total--Equivalent to $13.31 net asset value per share
               of Common Stock (market price--$12.3125) ..............               468,360,222
                                                                                    ------------
               Total capital .........................................              $809,360,222
                                                                                    ============
================================================================================================

            *     Auction Market Preferred Stock.

                  See Notes to Financial Statements.


                                    12 & 13

                       MuniHoldings California Insured Fund, Inc., June 30, 2000

STATEMENT OF OPERATIONS

                     For the Year Ended June 30, 2000
===================================================================================================
Investment Income:      Interest and amortization of premium and
                        discount earned .................................              $ 23,274,097
===================================================================================================
Expenses:               Investment advisory fees ........................  $ 2,266,567
                        Commission fees .................................      452,568
                        Reorganization expenses .........................      447,161
                        Transfer agent fees .............................       85,935
                        Accounting services .............................       80,441
                        Professional fees ...............................       63,023
                        Directors' fees and expenses ....................       30,187
                        Listing fees ....................................       24,558
                        Custodian fees ..................................       20,785
                        Printing and shareholder reports ................       19,968
                        Organization expenses ...........................       11,898
                        Pricing fees ....................................       10,488
                        Other ...........................................       25,312
                                                                          ------------
                        Total expenses before reimbursement .............    3,538,891
                        Reimbursement of expenses .......................    (265,093)
                                                                          ------------
                        Total expenses after reimbursement ..............                 3,273,798
                                                                                       ------------
                        Investment income--net ..........................                20,000,299
                                                                                       ------------
===================================================================================================
Realized & Unrealized   Realized loss on investments ....................               (28,432,990)
Gain (Loss) on          Change in unrealized appreciation/depreciation
Investments--Net:       on investments--net .............................                36,259,129
                                                                                       ------------
                        Net Increase in Net Assets Resulting from Operations           $ 27,826,438
                                                                                       ============
===================================================================================================

                        See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                          For the Year Ended June 30,
                                                                                         ------------------------------
                    Increase (Decrease) in Net Assets:                                        2000             1999
=======================================================================================================================
Operations:         Investment income--net ...........................................   $  20,000,299    $  11,147,488
                    Realized gain (loss) on investments--net .........................     (28,432,990)         867,427
                    Change in unrealized appreciation/depreciation on
                    investments--net .................................................      36,259,129       (6,471,307)
                                                                                         -------------    -------------
                    Net increase in net assets resulting from operations .............      27,826,438        5,543,608
                                                                                         -------------    -------------
=======================================================================================================================
Dividends &         Investment income--net:
Distributions to      Common Stock ...................................................     (12,675,535)      (7,892,730)
Shareholders:         Preferred Stock ................................................      (6,252,855)      (2,898,760)
                    Realized gain on investments--net:
                      Common Stock ...................................................              --         (276,968)
                      Preferred Stock ................................................              --         (118,829)
                                                                                         -------------    -------------
                    Net decrease in net assets resulting from dividends and
                    distributions to shareholders ....................................     (18,928,390)     (11,187,287)
                                                                                         -------------    -------------
=======================================================================================================================
Capital Stock       Proceeds from issuance of Common Stock resulting from
Transactions:       reorganization ...................................................     318,244,965               --
                    Proceeds from issuance of Preferred Stock resulting from
                    reorganization ...................................................     245,000,000               --
                    Value of shares issued to Common Stock shareholders in
                    reinvestment of dividends ........................................         144,287               --
                                                                                         -------------    -------------
                    Net increase in net assets derived from capital stock transactions     563,389,252               --
                                                                                         -------------    -------------
=======================================================================================================================
Net Assets:         Total increase (decrease) in net assets ..........................     572,287,300       (5,643,679)
                    Beginning of year ................................................     237,072,922      242,716,601
                                                                                         -------------    -------------
                    End of year* .....................................................   $ 809,360,222    $ 237,072,922
                                                                                         =============    =============
=======================================================================================================================
                   *Undistributed investment income--net .............................   $   2,523,567    $   1,004,497
                                                                                         =============    =============
=======================================================================================================================

                    See Notes to Financial Statements.


                                    14 & 15

                       MuniHoldings California Insured Fund, Inc., June 30, 2000

FINANCIAL HIGHLIGHTS

                     The following per share data and ratios have been derived                                        For the Period
                     from information provided in the financial statements.              For the Year Ended June 30,  Feb. 27, 1998+
                                                                                         --------------------------    to June 30,
                     Increase (Decrease) in Net Asset Value:                                  2000         1999           1998
===============================================================================================================================
Per Share            Net asset value, beginning of period ...............................   $  14.38     $ 14.96        $  15.00
Operating                                                                                   --------     -------        --------
Performance:         Investment income--net .............................................       1.11        1.13             .38
                     Realized and unrealized gain (loss) on investments--net ............      (1.03)       (.57)            .01
                                                                                            --------     -------        --------
                     Total from investment operations ...................................        .08         .56             .39
                                                                                            --------     -------        --------
                     Less dividends and distributions to Common Stock shareholders:
                       Investment income--net ...........................................       (.81)       (.80)           (.21)
                       Realized gain on investments--net ................................         --        (.03)             --
                                                                                            --------     -------        --------
                     Total dividends and distributions to Common Stock shareholders .....       (.81)       (.83)           (.21)
                                                                                            --------     -------        --------
                     Capital charge resulting from issuance of Common Stock .............         --          --            (.03)
                                                                                            --------     -------        --------
                     Effect of Preferred Stock activity:+++
                       Dividends and distributions to Preferred Stock
                       shareholders:
                         Investment income--net .........................................       (.34)       (.30)           (.10)
                         Realized gain on investments--net ..............................         --        (.01)             --
                       Capital charge resulting from issuance of Preferred Stock ........         --          --            (.09)
                                                                                            --------     -------        --------
                     Total effect of Preferred Stock activity ...........................       (.34)       (.31)           (.19)
                                                                                            --------     -------        --------
                     Net asset value, end of period .....................................   $  13.31     $ 14.38        $  14.96
                                                                                            ========     =======        ========
                     Market price per share, end of period ..............................   $12.3125     $ 13.00        $  15.00
                                                                                            ========     =======        ========
===============================================================================================================================
Total Investment     Based on market price per share ....................................       1.06%      (8.34%)          1.42%@@
Return:**                                                                                   ========     =======        ========
                     Based on net asset value per share .................................      (1.23%)      1.66%           1.15%@@
                                                                                            ========     =======        ========
===============================================================================================================================
Ratios Based on      Total expenses, net of reimbursement and excluding reorganization
Average Net Assets   expenses***.........................................................      1.20%       1.09%            .38%*
Of Common Stock:                                                                            ========     =======        ========
                     Total expenses, excluding reorganization expenses*** ...............       1.31%       1.23%           1.19%*
                                                                                            ========     =======        ========
                     Total expenses*** ..................................................       1.50%       1.23%           1.19%*
                                                                                            ========     =======        ========
                     Total investment income--net*** ....................................       8.50%       7.42%           8.00%*
                                                                                            ========     =======        ========
                     Amount of dividends to Preferred Stock shareholders ................       2.66%       1.93%           2.15%*
                                                                                            ========     =======        ========
                     Investment income--net, to Common Stock shareholders ...............       5.84%       5.49%           5.85%*
                                                                                            ========     =======        ========
===============================================================================================================================
Ratios Based on      Total expenses, net of reimbursement and excluding reorganization
Total Average Net    expenses ...........................................................        .69%        .67%            .24%*
Assets:++***                                                                                ========     =======        ========
                     Total expenses, excluding reorganization expenses ..................        .75%        .75%            .75%*
                                                                                            ========     =======        ========
                     Total expenses .....................................................        .86%        .75%            .75%*
                                                                                            ========     =======        ========
                     Total investment income--net .......................................       4.85%       4.53%           5.05%*
                                                                                            ========     =======        ========
===============================================================================================================================
Ratios Based on      Dividends to Preferred Stock shareholders ..........................       3.54%       3.02%           3.65%*
Average Net Assets                                                                          ========     =======        ========
Of Preferred Stock:

===============================================================================================================================
Supplemental Data:   Net assets, net of Preferred Stock, end of period (in thousands) ...   $468,360     $41,073        $146,717
                                                                                            ========     =======        ========
                     Preferred Stock outstanding, end of period (in thousands) ..........   $341,000     $96,000        $ 96,000
                                                                                            ========     =======        ========
                     Portfolio turnover .................................................     105.22%      82.36%          64.17%
                                                                                            ========     =======        ========
===============================================================================================================================
Leverage:            Asset coverage per $1,000 ..........................................   $  2,373     $ 2,470        $  2,528
                                                                                            ========     =======        ========
===============================================================================================================================
Dividends Per        Series A--Investment income--net ...................................   $    915     $   775        $    262
Share on Preferred                                                                          ========     =======        ========
Stock Outstanding:   Series B--Investment income--net ...................................   $    830     $   735        $    257
                                                                                            ========     =======        ========
                     Series C--Investment income--net ...................................   $    284          --              --
                                                                                            ========     =======        ========
                     Series D--Investment income--net ...................................   $    288          --              --
                                                                                            ========     =======        ========
                     Series E--Investment income--net ...................................   $    314          --              --
                                                                                            ========     =======        ========
===============================================================================================================================

*     Annualized.
** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges. The Fund's Investment Adviser voluntarily waived a portion of its management fee. Without such waiver, the Fund's performance would have been lower.
***   Do not reflect the effect of dividends to Preferred Stock shareholders.
+     Commencement of operations.
++    Includes Common and Preferred Stock average net assets.
+++ The Fund's Preferred Stock was issued on March 19, 1998 for Series A and Series B, and on March 6, 2000 for Series C, Series D and Series E.
@@    Aggregate total investment return.

      See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

MuniHoldings California Insured Fund, Inc. (the "Fund") (formerly MuniHoldings California Insured Fund II, Inc.) is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MUC. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and


                                    16 & 17

                       MuniHoldings California Insured Fund, Inc., June 30, 2000 efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options -- The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Organization and offering expenses -- In accordance with Statement of Position 98-5, unamortized organization expenses of $11,898 were expensed during the year ended June 30, 2000. This is considered to be a change in accounting principle and had no material impact on the operations of the Fund. Direct expenses relating to the public offering of the Fund's Common and Preferred Stock were charged to capital at the time of issuance of the shares.

(f) Dividends and distributions -- Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(g) Reclassification -- Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, current year's permanent book/tax differences of $447,161 have been reclassified between paid-in capital in excess of par and undistributed net investment income. These reclassifications have no effect on net assets or net asset value per share.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .55% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock. For the year ended June 30, 2000, FAM earned fees of $2,266,567, of which $265,093 was voluntarily waived.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended June 30, 2000 were $457,794,859 and $409,507,014, respectively.

Net realized losses for the year ended June 30, 2000 and net unrealized gains as of June 30, 2000 were as follows:

--------------------------------------------------------------------------------
                                              Realized               Unrealized
                                               Losses                  Gains
--------------------------------------------------------------------------------
Long-term investments ...................   $(26,888,388)           $  1,010,500
Financial futures contracts .............     (1,544,602)                     --
                                            ------------            ------------
Total                                       $(28,432,990)           $  1,010,500
                                            ============            ============
--------------------------------------------------------------------------------

As of June 30, 2000, net unrealized appreciation for Federal income tax purposes aggregated $10,744, of which $12,508,853 related to appreciated securities and $12,498,109 related to depreciated securities. The aggregate cost of investments at June 30, 2000 for Federal income tax purposes was $801,659,805.

4. Capital Stock Transactions:

The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of holders of Common Stock.

Common Stock

Shares issued and outstanding during the year ended June 30, 2000 increased by 25,375,893 as a result of issuance of Common Stock from reorganization and by 11,885 as a result of dividend reinvestment. Shares issued and outstanding during the year ended June 30, 1999 remained constant.

Preferred Stock

Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund, with a par value of $.10 per share and a liquidation preference of $25,000 per share that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at June 30, 2000 were: Series A, 3.50%; Series B, 3.50%; Series C, 3.50%; Series D, 4.70%; and Series E, 4.70%.

Shares issued and outstanding during the year ended June 30, 2000 increased by 9,800 as a result of issuance of Preferred Stock from reorganization. Shares issued and outstanding during the year ended June 30, 1999 remained constant.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the year ended June 30, 2000, MLPF&S earned $216,658 as commissions.

5. Capital Loss Carryforward:

At June 30, 2000, the Fund had a net capital loss carryforward of approximately $21,908,000, of which $4,346,000 expires in 2006, $11,359,000 expires in 2007 and $6,203,000 expires in 2008. This amount will be available to offset like amounts of any future taxable gains.

6. Acquisition of Other FAM-Managed Investment Companies:

On March 6, 2000, the Fund acquired all of the net assets of MuniHoldings California Insured Fund, Inc., MuniHoldings California Insured Fund III, Inc. and MuniHoldings California Insured Fund IV, Inc. pursuant to a plan of reorganization. The acquisition was accomplished by a tax-free exchange of the following capital shares:

--------------------------------------------------------------------------------
                                                Common Stock         AMPS Shares
                                              Shares Exchanged        Exchanged
--------------------------------------------------------------------------------
MuniHoldings California Insured
Fund, Inc. ...........................            8,327,187             3,200
MuniHoldings California Insured
Fund III, Inc. .......................            7,521,774             2,960
MuniHoldings California Insured
Fund IV, Inc. ........................            9,912,397             3,640
--------------------------------------------------------------------------------


                                    18 & 19

                       MuniHoldings California Insured Fund, Inc., June 30, 2000

NOTES TO FINANCIAL STATEMENTS (concluded)

In exchange for these shares, the Fund issued 25,375,893 Common Stock shares and 9,800 AMPS shares. As of that date, net assets of the acquired funds, including unrealized depreciation and accumulated net realized capital losses, were as follows:

-------------------------------------------------------------------------------------------
                                                                              Accumulated
                                      Net               Unrealized           Net Realized
                                    Assets             Depreciation         Capital Losses
-------------------------------------------------------------------------------------------
MuniHoldings California
Insured Fund, Inc. ....          $188,528,087          $5,223,694            $10,105,785
MuniHoldings California
Insured Fund III, Inc.           $164,636,543          $7,819,213            $13,489,489
MuniHoldings California
Insured Fund IV, Inc. .          $210,080,335          $6,968,128            $11,438,533
-------------------------------------------------------------------------------------------

The aggregate net assets of the Fund immediately after the acquisition amounted to $782,385,120.

7. Subsequent Event:

On July 6, 2000, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.061918 per share, payable on July 28, 2000 to shareholders of record as of July 19, 2000. In addition, effective July 17, 2000, the Fund changed its name to MuniHoldings California Insured Fund, Inc.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders
MuniHoldings California Insured Fund, Inc.:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of MuniHoldings California Insured Fund, Inc. (the "Fund") (formerly MuniHoldings California Insured Fund II, Inc.) as of June 30, 2000, the related statements of operations for the year then ended, changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the two-year period then ended and for the period February 27, 1998 (commencement of operations) to June 30, 1998. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at June 30, 2000 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MuniHoldings California Insured Fund, Inc. as of June 30, 2000, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in accordance with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
Princeton, New Jersey
August 10, 2000


                                    20 & 21

                                      MuniHoldings California Insured Fund, Inc.

IMPORTANT TAX INFORMATION (unaudited)

All of the net investment income distributions paid by MuniHoldings California Insured Fund, Inc. during its taxable year ended June 30, 2000 qualify as tax-exempt interest dividends for Federal income tax purposes. Additionally, there were no capital gains distributions paid by the Fund during the year.

Please retain this information for your records.

MANAGED DIVIDEND POLICY

The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. However, in order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the financial information included in this report.

OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
James H. Bodurtha, Director
Herbert I. London, Director
Joseph L. May, Director
Andre F. Perold, Director
Roberta Cooper Ramo, Director
Arthur Zeikel, Director
Vincent R. Giordano, Senior Vice President
Robert A. DiMella, Vice President
Kenneth A. Jacob, Vice President
Walter C. O'Connor, Vice President
Donald C. Burke, Vice President and Treasurer
Alice A. Pellegrino, Secretary

Custodian

The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agents

Common Stock:
The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Stock:

The Bank of New York
100 Church Street
New York, NY 10286

NYSE Symbol
MUC


                                    22 & 23

MuniHoldings California Insured Fund, Inc. seeks to provide shareholders with current income exempt from Federal and California income taxes by investing primarily in a portfolio of long-term investment grade municipal obligations the interest of which, in the opinion of bond counsel to the issuer, is exempt from Federal and California income taxes.

This report, including the financial information herein, is transmitted to shareholders of MuniHoldings California Insured Fund, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has the ability to leverage its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

MuniHoldings California
Insured Fund, Inc.
Box 9011
Princeton, NJ
08543-9011                                                         #HOLDCA--6/00


[LOGO] Printed on post-consumer recycled paper